      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 2000
                                                   REGISTRATION NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       ----------------------------------

                           AGILENT TECHNOLOGIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       ----------------------------------

            DELAWARE                                           77-0518772
 (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NUMBER)

                               395 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94306
                                 (650) 752-5000
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (POSTAL CODE)

                       ----------------------------------

                           AGILENT TECHNOLOGIES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)

                       ----------------------------------

                               EDWARD W. BARNHOLT
                             CHIEF EXECUTIVE OFFICER
                           AGILENT TECHNOLOGIES, INC.
                               395 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94306
                                 (650) 752-5000
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

                             D. CRAIG NORDLUND, ESQ.
                              MARIE OH HUBER, ESQ.
                           AGILENT TECHNOLOGIES, INC.
                               395 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94306


                                      CALCULATION OF REGISTRATION FEE

---------------------------------------- --------------------- -------------------- -------------------- -------------------
                                                AMOUNT              PROPOSED             PROPOSED            AMOUNT OF
        TITLE OF EACH CLASS OF                  TO BE           MAXIMUM OFFERING     MAXIMUM AGGREGATE      REGISTRATION
      SECURITIES TO BE REGISTERED             REGISTERED         PRICE PER SHARE      OFFERING PRICE            FEE
---------------------------------------- --------------------- -------------------- -------------------- -------------------
   Agilent Technologies, Inc. Common         35,000,000(a)         $40.1625(b)        $1,405,687,500(b)      $371,101.50
   Stock, par value $0.01 per share
---------------------------------------- --------------------- -------------------- -------------------- -------------------

(a) Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement registers such indeterminate number of additional shares as may become issuable under the antidilution provisions contained in the Agilent Technologies, Inc. Employee Stock Purchase Plan.

(b) The price is estimated in accordance with Rule 457(h)(1) of the Securities Act of 1933, solely for the purpose of calculating the registration fee and is the product of multiplying 35,000,000, the maximum number of shares issuable under the Employee Stock Purchase Plan that are covered by this registration statement, by 85% of $47.25 the average of the high and low prices per share of Corporation's Common Stock on the New York Stock Exchange--Composite Tape on September 28, 2000.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

The following documents are incorporated by reference in this registration statement:

          (i) The latest annual report of Agilent Technologies, Inc. (the "Company") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (ii) All other reports filed by the Company pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Company's latest annual report referred to in Item 3(i) above;

          (iii) The description of the Company's common stock set forth in the Company's Registration Statement on Form 8-A, including any amendment or report filed for the purpose of updating such description.

All documents filed by the Company after the date of this registration statement pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment (that indicates all securities offered have been sold or deregisters all securities then remaining unsold), shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

None applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

Company is incorporated under the laws of the State of Delaware. Section 145 ("Section 145") of the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (the "General Corporation Law"), inter alia, provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgements, fines and amounts paid in settlement actually and reasonable incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonable believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145.

Company's Certificate of Incorporation, as amended, and Bylaws, as amended, provide for the indemnification of officers and directors to the fullest extent permitted by the General Corporation Law.

All of Company's directors and officers will be covered by insurance policies maintained by Company against certain liabilities for actions taken in their capacities as such, including liabilities under the Securities Act of 1933, as amended. In addition, Company has entered into indemnity agreements with directors and executive officers to the fullest extent permitted by the General Corporation Law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

Not applicable.

ITEM 8.  EXHIBITS

See Index to Exhibits.

ITEM 9.  UNDERTAKINGS

(a)      The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8, or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                       SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant, Agilent Technologies, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, United States, on the 29th day of September, 2000.


                                 AGILENT TECHNOLOGIES, INC.
                                 (Registrant)

                                 By: /s/ Edward W. Barnholt
                                    -------------------------------------------
                                    Edward W. Barnholt
                                    President, Chief Executive Officer
                                    and Director

         We, the undersigned officers and directors of Agilent Technologies, Inc., do hereby constitute and appoint Marie Oh Huber and D. Craig Nordlund, and each of them with power to act alone, our true and lawful attorneys in fact, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with the Company's registration statements on Form S-8 regarding the Agilent Technologies, Inc. Employee Stock Purchase Plan, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, such registration statement on Form S-8 and any and all amendments thereto; and we do each hereby ratify and confirm all that the said attorneys, or either of them, shall do or cause to be done by virtue hereof. The following persons executed this power of attorney in the capacities and on the dates indicated below.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                    TITLE                                DATE
                 ---------                                    -----                                ----
/s/ Edward W. Barnholt                        President, Chief Executive Officer and       September 29, 2000
------------------------------------                         Director
Edward W. Barnholt

/s/ Robert R. Walker                               Executive Vice President and            September 29, 2000
------------------------------------                 Chief Financial Officer
Robert R. Walker

/s/ Dorothy D. Hayes                           Vice President, Controller and Chief        September 29, 2000
------------------------------------                    Accounting Officer
Dorothy D. Hayes

Directors:

/s/ Edward W. Barnholt                                       Director                      September 29, 2000
------------------------------------
Edward W. Barnholt

/s/ Gerald Grinstein                                         Director                      September 29, 2000
------------------------------------
Gerald Grinstein


                 SIGNATURE                                    TITLE                                DATE
                 ---------                                    -----                                ----
/s/ Walter B. Hewlett                                        Director                      September 29, 2000
------------------------------------
Walter B. Hewlett

/s/ Randall L. Tobias                                        Director                      September 29, 2000
------------------------------------
Randall L. Tobias

/s/ Thomas E. Everhart                                       Director                      September 29, 2000
------------------------------------
Thomas E. Everhart

/s/ David M. Lawrence, M.D.                                  Director                      September 29, 2000
------------------------------------
David M. Lawrence, M.D.

/s/ James G. Cullen                                          Director                      September 29, 2000
------------------------------------
James G. Cullen

/s/ Robert J. Herbold                                        Director                      September 29, 2000
------------------------------------
Robert J. Herbold

/s/ Heidi Kunz                                               Director                      September 29, 2000
------------------------------------
Heidi Kunz


A majority of the members of the Board of Directors.

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER     NAME
         -------    ----
            4.1     Agilent Technologies, Inc. Employee Stock Purchase Plan

            5.1 Opinion of Marie Oh Huber as to the legality of the securities being registered

           23.1     Consent of PricewaterhouseCoopers LLP

           23.2     Consent of Counsel (included in Opinion filed as Exhibit 5)

           24.1 Power of Attorney of Directors is included on the signature page of the Registration Statement.